Exhibit 10.10

AMENDMENT NO. 2 TO CREDIT AGREEMENT

     This Amendment No. 2 to Credit Agreement (this “Agreement”) dated as of March 10, 2005 is made by and among PEDIATRIX MEDICAL GROUP, INC., a Florida corporation, and certain of its subsidiaries and affiliates (collectively, the “Borrowers”), BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States (“Bank of America”), in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement (as defined below)) (in such capacity, the “Administrative Agent”), and each of the Lenders signatory hereto.

W I T N E S S E T H:

     WHEREAS, the Borrowers, the Administrative Agent and the Lenders have entered into that certain Credit Agreement dated as of July 30, 2004 (as previously amended and as hereby amended and as from time to time hereafter further amended, modified, supplemented, restated, or amended and restated, the “Credit Agreement”; capitalized terms used in this Agreement not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders have made available to the Borrower a revolving credit facility, including a letter of credit facility and a swing line facility; and

     WHEREAS, the Borrower has advised the Administrative Agent and the Lenders that it desires to amend certain provisions of the Credit Agreement as set forth below and the Administrative Agent and the Lenders signatory hereto are willing to effect such amendment on the terms and conditions contained in this Agreement;

     NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

     (a) Section 2.14(a) of the Credit Agreement is hereby amended by deleting the reference to “$50,000,000” in such section and replacing it with “$80,000,000” in lieu thereof.

     (b) Section 6.11 of the Credit Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

     6.11 Use of Proceeds. Use the proceeds of the Credit Extensions for general corporate purposes not in contravention of any Law or of any Loan Document; provided, however, that neither the Company nor any other Borrower may use the proceeds of Credit Extensions to purchase or otherwise acquire any shares of capital stock of the Company unless (i) such purchase or acquisition is permitted by Section 7.07(c), (d) or (f) and (ii) any shares of such capital stock of the Company so acquired are retired or otherwise relegated to “unissued” status immediately following the purchase or other acquisition thereof.

     (c) Section 6.02(b) of the Credit Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

     (b) concurrently with the delivery of the financial statements referred to in Sections 6.01(a) and (b), (i) a duly completed Compliance Certificate signed by a Responsible Officer of the Company, (ii) an updated Schedule 5.05 and an updated part (a) of Schedule 5.13, showing all information required to be set forth in each such Schedule, updated since the last delivery thereof, and (iii) in the event that any one or more programs for the purchase or other acquisition of Equity Interests issued by the Company was in effect as of the date of such financial statements but had not at such time been fully implemented, a certificate demonstrating Consolidated Net Worth as of the date of such financial statements giving pro forma effect to the full implementation of each such program then in effect (which may be included as part of the Compliance Certificate required by part (i) of this Section 6.02(b) above).

     (d) Section 7.07 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of subsection (d) thereof, (ii) deleting the period at the end of subsection (e) thereof and replacing it with “; and”, and (iii) adding the following new subsection (f) to Section 7.07:

     (f) the Company may make open market purchases or other acquisitions of Equity Interests issued by it so long as (i) immediately after giving effect to any such purchase or other acquisition, the Borrowers are in pro forma compliance with each of the financial covenants set forth in Section 7.12, and (ii) promptly following the adoption by the Board of Directors (or other appropriate governing body) of the Company of any program for such purchases or other acquisitions (and prior to making any purchase or other acquisition pursuant to such a program), the Company delivers to the Administrative Agent a certificate demonstrating pro forma compliance with the Consolidated Net Worth covenant set forth in Section 7.12(a) as of the date thereof and giving effect to all repurchases or other acquisitions permitted under such program and any other program then in effect.

     2. Effectiveness; Conditions Precedent. The effectiveness of this Agreement and the amendments to the Credit Agreement herein provided are subject to the satisfaction of the following conditions precedent, after which such satisfaction the amendments to the Credit Agreement herein provided shall be deemed to be effective as of the Closing Date of the Credit Agreement:

     (a) the Administrative Agent shall have received each of the following documents or instruments in form and substance reasonably acceptable to the Administrative Agent:

     (i) an original or facsimile (promptly followed by originals) executed counterpart of this Agreement, duly executed by each Borrower, the Administrative Agent and the Required Lenders;

     (ii) such other documents, instruments, certifications, undertakings, further assurances and other matters as the Administrative Agent shall reasonably request; and

     (iii) a certificate from a Responsible Officer of the Company demonstrating pro forma compliance with the Consolidated Net Worth covenant set forth in Section 7.12(a) after giving effect to all purchases or other acquisitions of Equity Interests of the Company authorized to be made pursuant to an approved program, whether or not actually made, on or at any time after the Closing Date and through the date of this Agreement; and

     (b) all fees and expenses payable to the Administrative Agent and the Lenders (including the fees and expenses of counsel to the Administrative Agent) invoiced to date shall have been paid in full.

     3. Consent and Continued Enforceability. Each Borrower hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects its obligations under the Credit Agreement and each other Loan Document (including without limitation the continuation of such Borrower’s payment and performance obligations thereunder upon and after the effectiveness of this Agreement and the amendments contemplated hereby) and the enforceability of each such Loan Document against such Borrower in accordance with its terms.

     4. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Agreement, each Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

     (a) The representations and warranties made by each Borrower in Article V of the Credit Agreement and in each of the other Loan Documents to which such Borrower is a party are true and correct on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, and except that for purposes of this Section 4, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement;

     (b) Other than the matters set forth on Schedule 5.06 of the Credit Agreement, since the date of the Audited Financial Statements, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect;

     (c) The Persons appearing as Borrowers on the signature pages to this Agreement constitute all Persons who are required to be Borrowers pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who became Material Subsidiaries or were otherwise required to become Borrowers after the Closing Date, and each of such Persons has become and remains a party to the Credit Agreement as a Borrower;

     (d) This Agreement has been duly authorized, executed and delivered by the Borrowers party hereto and constitutes a legal, valid and binding obligation of such parties, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and

     (e) No Default or Event of Default has occurred and is continuing.

     5. Entire Agreement. This Agreement, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other. None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.

     6. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms, with the amendments provided herein deemed to have been effective as of the Closing Date of the Credit Agreement.

     7. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

     8. Governing Law. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed and to be performed entirely within such State, and shall be further subject to the provisions of Sections 10.14 and 10.15 of the Credit Agreement.

     9. Enforceability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

     10. References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby.

     11. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent and each of the Guarantors and Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 10.04 of the Credit Agreement.

[Signature pages follow.]

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWERS: PEDIATRIX MEDICAL GROUP, INC., a Florida corporation
By:	/s/ Karl B. Wagner
	Name:	Karl B. Wagner
	Title:	Chief Financial Officer

ALASKA NEONATOLOGY ASSOCIATES, INC.
ASSOCIATES IN NEONATOLOGY, INC.
AUGUSTA NEONATOLOGY ASSOCIATES, P.C.
BNA ACQUISITION COMPANY, INC.
CENTRAL OKLAHOMA NEONATOLOGY ASSOCIATES, INC.
CNA ACQUISITION CORP.
FLORIDA REGIONAL NEONATAL ASSOCIATES, INC.
FOOTHILL MEDICAL GROUP, INC.
FORT WORTH NEONATAL ASSOCIATES BILLING, INC.
GNPA ACQUISITION COMPANY, INC.
MAGELLA HEALTHCARE CORPORATION
MAGELLA HEALTHCARE GROUP, L.P.
MAGELLA MEDICAL ASSOCIATES BILLING, INC.
MAGELLA MEDICAL ASSOCIATES MIDWEST, P.C.
MAGELLA MEDICAL ASSOCIATES OF GEORGIA, P.C.
MAGELLA MEDICAL GROUP, INC.
MAGELLA NEVADA, LLC
MAGELLA TEXAS, LLC

By:	/s/ Karl B. Wagner
	Name:	Karl B. Wagner
	Title:	Attorney-in-Fact

Pediatrix Medical Group, Inc.
Amendment No. 2 to Credit Agreement
Signature Pages

MNPC ACQUISITION COMPANY, INC.
MOUNTAIN STATES NEONATOLOGY, INC.
NACF ACQUISITION COMPANY, INC.
NEONATAL AND PEDIATRIC INTENSIVE CARE MEDICAL GROUP, INC.
NEONATOLOGY ASSOCIATES BILLING, INC.
NEONATAL SPECIALISTS, LTD.
NSPA ACQUISITION COMPANY, INC.
OBSTETRIX ACQUISITION COMPANY OF ARIZONA, INC.
OBSTETRIX ACQUISITION COMPANY OF COLORADO, INC.
OBSTETRIX MEDICAL GROUP OF ARIZONA, P.C.
OBSTETRIX MEDICAL GROUP OF CALIFORNIA, A PROFESSIONAL CORPORATION
OBSTETRIX MEDICAL GROUP OF COLORADO, P.C.
OBSTETRIX MEDICAL GROUP OF KANSAS AND MISSOURI, P.A.
OBSTETRIX MEDICAL GROUP OF PHOENIX, P.C.
OBSTETRIX MEDICAL GROUP OF TEXAS BILLING, INC.
OBSTETRIX MEDICAL GROUP OF WASHINGTON, INC., P.S.
OBSTETRIX MEDICAL GROUP, INC.
OZARK NEONATAL ASSOCIATES, INC.
PALM BEACH NEO ACQUISITIONS, INC.
PASCV ACQUISITION COMPANY, INC.
PEDIATRIX ACQUISITION COMPANY OF OHIO, INC.
PEDIATRIX ACQUISITION COMPANY OF WASHINGTON, INC.
PEDIATRIX FLORIDA LLC

By:	/s/ Karl B. Wagner
	Name:	Karl B. Wagner
	Title:	Attorney-in-Fact

Pediatrix Medical Group, Inc.
Amendment No. 2 to Credit Agreement
Signature Pages

PEDIATRIX MEDICAL GROUP NEONATOLOGY AND PEDIATRIC INTENSIVE CARE SPECIALISTS OF
NEW YORK, P.C.
PEDIATRIX MEDICAL GROUP OF ARKANSAS, P.A.
PEDIATRIX MEDICAL GROUP OF CALIFORNIA, A PROFESSIONAL CORPORATION
PEDIATRIX MEDICAL GROUP OF COLORADO, P.C.
PEDIATRIX MEDICAL GROUP OF DELAWARE, INC.
PEDIATRIX MEDICAL GROUP OF FLORIDA, INC.
PEDIATRIX MEDICAL GROUP OF GEORGIA, P.C.
PEDIATRIX MEDICAL GROUP OF ILLINOIS, P.C.
PEDIATRIX MEDICAL GROUP OF INDIANA, P.C.
PEDIATRIX MEDICAL GROUP OF KANSAS, P.A.
PEDIATRIX MEDICAL GROUP OF KENTUCKY, P.S.C.
PEDIATRIX MEDICAL GROUP OF LOUISIANA, L.L.C.
PEDIATRIX MEDICAL GROUP OF MICHIGAN, P.C.
PEDIATRIX MEDICAL GROUP OF MISSOURI, P.C.
PEDIATRIX MEDICAL GROUP OF NEW MEXICO, P.C.
PEDIATRIX MEDICAL GROUP OF NORTH CAROLINA, P.C.
PEDIATRIX MEDICAL GROUP OF OHIO CORP.
PEDIATRIX MEDICAL GROUP OF OKLAHOMA, P.C.

By:	/s/ Karl B. Wagner
	Name:	Karl B. Wagner
	Title:	Attorney-in-Fact

Pediatrix Medical Group, Inc.
Amendment No. 2 to Credit Agreement
Signature Pages

PEDIATRIX MEDICAL GROUP OF PENNSYLVANIA, P.C.
PEDIATRIX MEDICAL GROUP OF PUERTO RICO, P.S.C.
PEDIATRIX MEDICAL GROUP OF SOUTH CAROLINA, P.A.
PEDIATRIX MEDICAL GROUP OF TENNESSEE, P.C.
PEDIATRIX MEDICAL GROUP OF TEXAS BILLING, INC
PEDIATRIX MEDICAL GROUP OF WASHINGTON, INC., P.S.
PEDIATRIX MEDICAL GROUP, INC., a Utah corporation
PEDIATRIX MEDICAL GROUP, P.A.
PEDIATRIX MEDICAL GROUP, P.C., a Virginia corporation
PEDIATRIX MEDICAL GROUP, P.C., a West Virginia corporation
PEDIATRIX MEDICAL MANAGEMENT, L.P.
PEDIATRIX MEDICAL SERVICES, INC.
PEDIATRIX OF MARYLAND, P.A.
PEDIATRIX SCREENING, INC.
PEDIATRIX TEXAS I LLC
PEDIATRIX VIRGINIA ACQUISITION COMPANY, INC.
PERINATAL PEDIATRICS, P.A.
PMG ACQUISITION CORP.
PMGSC, P.A.
PNA ACQUISITION CO., INC.
POKROY MEDICAL GROUP OF NEVADA, LTD.
RPNA ACQUISITION COMPANY, INC.
SCPMC ACQUISITION CO.
SNCA ACQUISITION COMPANY, INC.
ST. JOSEPH NEONATOLOGY CONSULTANTS, INC.

By:	/s/ Karl B. Wagner
	Name:	Karl B. Wagner
	Title:	Attorney-in-Fact

Pediatrix Medical Group, Inc.
Amendment No. 2 to Credit Agreement
Signature Pages

TEXAS MATERNAL FETAL MEDICINE BILLING, INC. TEXAS NEWBORN SERVICES, INC. TUCSON PERINATAL SERVICES, P.C.

By:	/s/ Karl B. Wagner
	Name:	Karl B. Wagner
	Title:	Attorney-in-Fact

Pediatrix Medical Group, Inc.
Amendment No. 2 to Credit Agreement
Signature Pages

ADMINISTRATIVE AGENT: BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ Kevin L. Ahart
	Name:	Kevin L. Ahart
	Title:	Assistant Vice President

Pediatrix Medical Group, Inc.
Amendment No. 2 to Credit Agreement
Signature Pages

LENDERS: BANK OF AMERICA, N.A. as a Lender, L/C Issuer and Swing Line Lender
By:	/s/ Richard C. Hardison
	Name:	Richard D. Hardison
	Title:	Vice President

Pediatrix Medical Group, Inc.
Amendment No. 2 to Credit Agreement
Signature Pages

HSBC BANK USA, NATIONAL ASSOCIATION

By:	/s/ Steven C. Mayer
	Name:	Steven C. Mayer
	Title:	Vice President

Pediatrix Medical Group, Inc.
Amendment No. 2 to Credit Agreement
Signature Pages

SUNTRUST BANK
By:	/s/ David P. Singleton
	Name:	David P. Singleton
	Title:	Managing Director

Pediatrix Medical Group, Inc.
Amendment No. 2 to Credit Agreement
Signature Pages

U.S. BANK NATIONAL ASSOCIATION
By:	/s/ S. Walker Choppin
	Name:	S. Walker Choppin
	Title:	Senior Vice President

Pediatrix Medical Group, Inc.
Amendment No. 2 to Credit Agreement
Signature Pages

WACHOVIA BANK, N.A.
By:	/s/ Juan C. Castro
	Name:	Juan C. Castro
	Title:	Vice President

Pediatrix Medical Group, Inc.
Amendment No. 2 to Credit Agreement
Signature Pages

KEYBANK NATIONAL ASSOCIATION
By:	/s/ J.T. Taylor
	Name:	J.T. Taylor
	Title:	Senior Vice President

Pediatrix Medical Group, Inc.
Amendment No. 2 to Credit Agreement
Signature Pages

UBS LOAN FINANCE LLC
By:	/s/ Edward Cripps
	Name:	Edward Cripps
	Title:	Director

By:	/s/ Joselin Fernandes
	Name:	Joselin Fernandes
	Title:	Associate Director

Pediatrix Medical Group, Inc.
Amendment No. 2 to Credit Agreement
Signature Pages

THE INTERNATIONAL BANK OF MIAMI, N.A.
By:	/s/
Name:
Title:

Pediatrix Medical Group, Inc.
Amendment No. 2 to Credit Agreement
Signature Pages